                                                                      EXHIBIT 24





                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                /s/Thomas J. Pritzker
                                                --------------------------------
                                                Thomas J. Pritzker

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                /s/Robert J. Becker, M.D.
                                                --------------------------------
                                              Robert J. Becker, M.D.

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                  /s/Ronald H. Galowich
                                                  ------------------------------
                                                Ronald H. Galowich

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                  /s/Michael J. Boskin
                                                  ------------------------------
                                                Michael J. Boskin

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                  /s/Burton W. Kanter
                                                  ------------------------------
                                                Burton W. Kanter

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                        /s/David Simon
                                                        ------------------------
                                                      David Simon

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                  /s/Daniel Brunner
                                                  ------------------------------
                                                Daniel Brunner

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                  /s/Robert S. Coleman
                                                  ------------------------------
                                                Robert S. Coleman

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                          /s/Don Logan
                                                          ----------------------
                                                        Don Logan

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on From 10-K for the fiscal year ended December 31, 1997 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 25, 1998





                                                  /s/Harold S. Handelsman
                                                  ------------------------------
                                                Harold S. Handelsman